UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2019

NORTHERN TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1000th interest in a share of Series C Non-Cumulative Perpetual Preferred Stock	NTRSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, Northern Trust Corporation (the “Corporation”) announced that S. Biff Bowman, Executive Vice President and Chief Financial Officer, will be stepping down as Chief Financial Officer of the Corporation, effective January 1, 2020, and retiring from the Corporation on February 28, 2020.

Jason J. Tyler, age 48, will assume the role of Chief Financial Officer, effective January 1, 2020. Mr. Tyler joined Northern Trust in 2011 and has served as Chief Financial Officer of its Wealth Management business since 2018. Mr. Tyler previously served as Global Head of the Institutional Group within the organization’s Asset Management business from 2014 to 2018 and as Global Head of Strategy from 2011 to 2014. Mr. Tyler is currently a director of Treehouse Foods, Inc. and previously served as a director of Multi Packaging Solutions International Limited.
Mr. Tyler will serve in his officer role for the term provided in the Corporation’s By-laws.
As of the time of the filing of this report, the Corporation has not entered into any material plan, contract or arrangement to which Mr. Tyler is a party or in which he participates in connection with the appointment described above. In the event of such a material plan, contract or arrangement the Corporation will file an amendment to this report within four business days thereof.
A copy of the Corporation’s press release related to the events described in this Item 5.02 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1    Press Release of Northern Trust Corporation, dated September 18, 2019.

Exhibit 104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated:	September 18, 2019	By:	/s/ Susan C. Levy
Susan C. Levy
Executive Vice President, General Counsel and Corporate Secretary